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                                                                 EXHIBIT 10.31

                                  May 20, 1998



APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
445 Park Avenue
New York, New York 10022

The Hillman Company
2000 Grant Building
Pittsburgh, Pennsylvania 15219

State of Michigan Retirement System
430 Allegan Street
Lansing, Michigan 48922

Benefit Capital Management Corporation
39 Old Ridgebury Road
Danbury, Connecticut 06817

         Re:    Amendment of Amended and Restated Registration Rights Agreement

Ladies and Gentlemen:

         Park `N View, Inc., a Delaware corporation (the "Company") and each of the undersigned are parties to a Registration Rights Agreement, dated as of November 13, 1996, as amended by the Amendment to Registration Rights Agreement, dated as of August 22, 1997 (collectively referred to as the "Registration Rights Agreement"). Capitalized terms used in this letter that are not otherwise defined in this letter will have the meanings ascribed to them in the Registration Rights Agreement.

         Section 5.1 of the Registration Rights Agreement prohibits the Company from granting any demand registration rights, or any piggyback registration rights except as provided therein, to any owner or purchaser of Securities, which include any debt or equity securities of the Company. Pursuant to the Purchase Agreement between the Company and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), the Company intends to offer and sell its 13% Senior Notes due 2008, in the aggregate principal amount of $75,000,000 (the "Notes") and warrants to purchase 505,375 shares of Common Stock (the "Warraants"), and to grant certain demand



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APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
The Hillman Company
State of Michigan Retirement System
Benefit Capital Management Corporation
May 20, 1998


registration rights in connection therewith. The undersigned (who collectively hold a majority of the Registrable Securities) acknowledge and agree that
Section 5.1 of the Registration Rights Agreement will be deemed to be amended for all purposes to permit the Company to grant demand registration rights pursuant to the A/B Exchange Registration Rights Agreement by and between the Company and DLJ and the Warrant Registration Rights Agreement by and between the Company and DLJ.

         The undersigned further acknowledge and agree that Section 2.2 of the Registration Rights Agreement will for all purposes be deemed to be amended to provide that the Holders of the Registrable Securities will not have piggyback registration rights with respect to any registration statements required to be filed under the A/B Exchange Registration Rights Agreement or the Warrant Registration Rights Agreement. The undersigned also acknowledge and agree that the foregoing amendments will not materially or adversely affect the ability of the Holders of the Registrable Securities to have securities registered.

         The Registration Rights Agreement, as amended herein, shall remain in full force and effect.

         Please sign this letter agreement below as indicated. Thank you for your assistance in this matter.

                                   Sincerely,



                                   PARK 'N VIEW, INC.


                                   By:  /s/ Steve Conkling
                                        -------------------------------------
                                        Steve Conkling, Chief Operating Officer



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APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
The Hillman Company
State of Michigan Retirement System
Benefit Capital Management Corporation
May 20, 1998


         The foregoing letter, dated May 20, 1998, is hereby acknowledged and agreed:

                                    APA EXCELSIOR IV, L.P.

                                    By:  APA EXCELSIOR IV PARTNERS, L.P.
                                         (Its General Partner)

                                         By:  PATRICOF & CO. MANAGERS, INC.
                                                 (Its General Partner)

                                                 By: /s/ Robert Chefitz
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                       ------------------------

                                    COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
                                    APA EXCELSIOR IV/OFFSHORE, L.P.

                                    By:     PATRICOF & CO. VENTURES, INC.
                                            INVESTMENT ADVISOR

                                            By: /s/ Robert Chefitz
                                               -----------------------------
                                            Name:
                                                    ------------------------
                                            Title:
                                                    ------------------------

                                    THE P/A FUND, L.P.

                                    By:     APA PENNSYLVANIA PARTNERS, L.P.
                                            (Its General Partner)

                                            By: /s/ Robert Chefitz
                                               -----------------------------
                                            Name:
                                                    ------------------------
                                            Title:
                                                    ------------------------

                                     VENHILL LIMITED PARTNERSHIP

                                            By: /s/ Howard Hillman
                                               ----------------------------
                                            Name:
                                                   ------------------------
                                            Title:
                                                   ------------------------


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APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
The Hillman Company
State of Michigan Retirement System
Benefit Capital Management Corporation
May 20, 1998



                                    JULIET CHALLENGER, INC.

                                    By: /s/ Andrew H. McQuarrie
                                        ---------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                            -----------------------------------

                                    HENRY L. HILLMAN, ELSIE HILLIARD
                                    HILLMAN AND C. G. GREFENSTETTE,
                                    TRUSTEES OF THE HENRY L. HILLMAN
                                    TRUST U/A DATED 11/18/85

                                    By: /s/ C.G. Grefenstette
                                        ---------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                            -----------------------------------

                                    C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
                                    TRUSTEES U/A/T DATED 8/28/68 FOR JULIET
                                    LEA HILLMAN

                                    By: /s/ C.G. Grefenstette
                                     ------------------------------------------

                                    By: /s/ Thomas Bigley
                                        ---------------------------------------

                                    C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
                                    TRUSTEES U/A/T DATED 8/28/68 FOR AUDREY
                                    HILLIARD HILLMAN

                                    By: /s/ C.G. Grefenstette
                                     ------------------------------------------

                                    By: /s/ Thomas Bigley
                                       ----------------------------------------

                                    C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
                                    TRUSTEES U/A/T DATED 8/28/68 FOR HENRY
                                    LEA HILLMAN, JR.

                                    By: /s/ C.G. Grefenstette
                                        ---------------------------------------



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APA Excelsior IV, L.P.
APA Excelsior IV/Offshore, L.P.
The P/A Fund, L.P.
The Hillman Company
State of Michigan Retirement System
Benefit Capital Management Corporation
May 20, 1998


                                  By: /s/ Thomas Bigley
                                     ------------------------------------------


                                  C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
                                  TRUSTEES U/A/T DATED 8/28/68 FOR WILLIAM
                                  TALBOTT HILLMAN


                                  By: /s/ C.G. Grefenstette
                                     ------------------------------------------
                                  By: /s/ Thomas Bigley
                                     ------------------------------------------


                                  STATE OF MICHIGAN RETIREMENT SYSTEM

                                  By: /s/ Linda Rose
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                         --------------------------------------

                                  BENEFIT CAPITAL MANAGEMENT CORPORATION
                                  AS INVESTMENT MANAGER FOR THE PRUDENTIAL
                                  INSURANCE CO. OF AMERICA SEPARATE ACCOUNT NO. VCA-GA-5298

                                  By: /s/
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                         --------------------------------------



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